investors Bancorp, INC.

ROMA FINANCIAL
Corporation

Acquisition of Roma Financial Corp. December 20, 2012 Investor Presentation Exhibit 99.2

Forward Looking Statements Disclosure

This presentation may contain forward-looking statements regarding Investors Bancorp Inc. These statements constitute forward-looking information within the definition of the Private Securities Litigation Reform Act of
1995.
Actual results may differ materially from any forward-looking statements expressed in this presentation, since forward-looking information involves significant known and unknown risks, uncertainties and other factors.
Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: failure to satisfy the conditions to closing for the proposed merger in a timely manner or at all; failure of the Roma Financial or Investors stockholders to approve the proposed merger; failure to obtain the necessary governmental approvals for the proposed merger or adverse regulatory conditions in connection with such approvals; disruption to the parties’ businesses as  a result of the announcement and pendency of the transaction; difficulties related to the integration of  the businesses following the merger; competitive pressures among depository and other financial  institutions; changes in the interest rate environment; and changes in general economic conditions, either nationally or regionally.  For a discussion of additional factors that might cause such differences, please refer to Investors Bancorp’s public filings with the
Securities and Exchange Commission. These are available online at http://www.sec.gov.  Investors Bancorp does not undertake to update any forward-looking statements made in this presentation to reflect new information, future events or otherwise.
Investors will be filing a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction with the SEC.
Investors and Roma Financial stockholders and investors are urged to read the joint proxy statement/prospectus when it becomes available, because it will contain important information about Investors and Roma Financial and the proposed transaction.

Forward Looking Statements Disclosure (cont.)

When available, copies of the joint proxy statement/prospectus will be mailed to stockholders.  Copies of the joint proxy statement/prospectus also may be obtained free of charge at the SEC’s web site at
http://www.sec.gov, or by directing a request to Investors Bancorp, Inc., Attention: Corporate Secretary, 101 JFK
Parkway Short Hills, New Jersey 07078, or on its website at www.investorsbancorp.com, or to Roma Financial
Corporation, Attention: Corporate Secretary, 2300 Route 33, Robbinsville, New Jersey 08691 or on its website at
www.romabank.com.  Copies of other documents filed by Investors or Roma Financial with the SEC may also be obtained free of charge at the SEC’s website or by directing a request to Investors or Roma Financial at the address provided above.
Investors Bancorp, Inc. and Roma Financial Corporation and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Investors and Roma Financial in connection with the proposed merger. Information about the directors and executive officers of Investors is set forth in the proxy statement, dated April 14, 2012, for Investors’ 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A.  Information about the directors and executive officers of Roma Financial is set forth in the proxy statement, dated March 14, 2012, for Roma Financial’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A.  Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus included in the Form S-4 when it becomes available.  This presentation does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

Acquisition Rationale

Enhances New Jersey Footprint
– Investors will have the largest deposit market share for New Jersey headquartered banks
– Solidifies Investors as the 2     largest bank headquartered in New Jersey
– Increases Central and Southern New Jersey presence and provides Investors with a strong foothold in the greater
Philadelphia market (top 5 deposit market share in Mercer county)
– Expands branch footprint into geography where Investors already has substantial lending relationships
Significant Financial Opportunity
– Potential to redeploy excess cash and securities into higher yielding assets
•
Roma’s loan to deposit ratio is 70%
– Increases tangible common equity to assets by approximately 30 bps
Effective Use of MHC Structure to Complete Transaction Not Available to Fully Public Companies
– Roma minority shareholders to receive stock consideration of $113 (1) million relative to Roma’s $215 million of tangible equity
(1) Price determined using the 10-day average stock price prior to signing definitive agreement.
Improves Investors’ positioning relative to an eventual 2nd step conversion
– Transaction is expected to be accretive to 2nd step minority exchange ratio
– Increases the size of eventual 2nd step conversion
nd

Transaction Mechanics

Investors Bank
Roma Financial Corporation,
MHC
Investors Bancorp,
MHC
Roma Financial Corporation
(22,584,995 shares / 74.5% MHC)
(7,711,332 shares / 25.5% Minority) (1)
Investors Bancorp, Inc.
(84,937,936 shares / 61.6% MHC)
(52,843,337 shares / 38.4% Minority)
Roma Bank/ RomAsia* Bank
100%
Ownership
100%
Ownership
ROMA ISBC Pro Forma
*Roma Financial Corporation currently owns
91% of RomAsia Bank
(1) Includes unallocated ESOP shares to be retired as satisfaction for repayment of outstanding ESOP loan.

Summary of Transaction Terms

Purchase Price (1) : $452 million, based on total shares outstanding
– $113 (2) (3) million to be paid to minority shareholders
– $339 (4) million to be paid to Investors Bancorp, MHC
Consideration: 100% Stock
Fixed exchange ratio of 0.8653 (representing $15.00 per share)
Pricing (1) : 53% (5) of total tangible equity
66% premium to market
Due Diligence: Completed comprehensive on and off-site due diligence
In-depth loan review conducted
Required Approvals: Shareholder approval of both companies
Customary regulatory approval
Transaction mechanics substantially similar to prior MHC acquisition completed by
Investors in January 2012
Board Representation: Three Roma Board members to join Investors’ Board and remaining Roma directors to join
Advisory Board
Break-up Fee: Parties have agreed to a substantial fee under certain circumstances
Anticipated Closing: Second Quarter 2013
Foundation: Investors to contribute $1 million to Roma’s Community Foundation in connection with the transaction and match 10% of any charitable contribution made by the Roma Community
Foundation for a period of three years post-close
(1) Price determined using the 10-day average stock price prior to signing definitive agreement.
(2) Includes $3.7 million due to fair value of ROMA options converted in transaction utilizing Black-Scholes option pricing model.
(3) Unallocated ESOP shares retired as satisfaction for repayment of outstanding ESOP loan.
(4) For MHC, assumes a value of $15.00 per share.
(5) Based on consideration paid to Roma minority shareholders.

1) March 2010: Sterling Banks, Inc.
– $369MM in assets / $331MM of deposits
Overview of Roma Financial Corporation
Overview & History
Source: SNL Financial and Company data. Branch count and map do not include proposed branches.

Prior Acquisitions
Financial Summary
Branch Locations
As of September 30, 2012
Total Assets (000s) $1,835,093
Total Equity (000s) $218,779
TCE / TA 11.7%
NPLs / Loans 4.62%
LTM Earnings (000s)
$4,399
Bank Subsidiary Roma Bank/ RomaAsia Bank
Headquarters Robbinsville, NJ
Exchange / Ticker NASDAQ / ROMA
Number of Branches 26
Banking History Roots back to 1920
MHC Conversion Date
July 11, 2006
Ownership 75% MHC  / 25% Minority

2011 Median HH Income
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$71,149
$69,628
$67,128
ROMA
ISBC NJ Franchise
NJ State
Philadelphia
New York
Jersey City
Newark
Elizabeth
Paterson
Yonkers
Stamford
Bridgeport
Trenton
Princeton
Toms River
Long Branch

investorsBancorp, INC.

ISBC
ROMA
Strengthens Franchise
Source: SNL Financial. Deposit data as of June 30, 2012 and asset data as of September 30, 2012.
Map and branch totals do not include proposed branches.
Median household income statistics deposit-weighted by county

Community Banks HQ'd in New Jersey by New Jersey Deposits
Rank Company
Total Deposits
($000s)
Total
Branches
1. Pro Forma Company 8,906,921 106
1. Valley National Bancorp 8,192,809 172
2. Investors Bancorp Inc. 7,384,933 80
3. Provident Financial Services Inc. 5,234,839 80
4. Columbia Bank MHC 2,906,792 44
5. Sun Bancorp Inc. 2,626,689 60
6. Lakeland Bancorp Inc. 2,206,500 47
7. Kearny Financial Corp. (MHC) 2,178,401 41
8. Amboy BanCorp. 1,750,430 23
9. OceanFirst Financial Corp. 1,725,098 24
10. Roma Financial Corp. 1,521,988 26
Community Banks HQ'd in New Jersey by Assets
Rank Company
Total Assets
($000s)
Total
Branches
1. Valley National Bancorp 15,771,134 218
2. Pro Forma Company 14,093,838 128
2. Investors Bancorp Inc. 12,258,745 102
3. Provident Financial Services, Inc. 7,264,980 80
4. Sun Bancorp, Inc. 3,180,263 60
5. Kearny Financial Corp. (MHC) 2,920,099 41
6. Lakeland Bancorp, Inc. 2,859,647 47
7. Oritani Financial Corp. 2,771,027 26
8. Northfield Bancorp, Inc. (MHC) 2,491,111 28
9. OceanFirst Financial Corp. 2,304,426 24
10. Roma Financial Corp. 1,835,093 26

Pro Forma Loan Composition

Source: SNL Financial. Loan composition and yield data for the quarter ended 9/30/2012.
Note: ISBC data presented pro forma for Marathon transaction and does not contemplate fair value accounting marks.
Investors Bancorp, Inc.
Pro Forma Combined
MRQ Yield on Loans of 4.78%
Total Loans of $11.0 billion
Resulting Company will have a more diversified loan
portfolio
Commercial Real Estate portfolio increases 16% ($310
million)
Roma Financial Corporation
MRQ Yield on Loans of 4.81%
Total Loans of $10.0 billion
MRQ Yield on Loans of 4.49%
Total Loans of $1.0 billion
1-4 Family
49.3%
Multi -Fam
25.0%
CRE
C&D
2.6%
Cons
C&I
19.1%
2.3%
1.6%
1-4 Family
41.9%
CRE
29.8%
C&D
2.2%
Cons
21.4%
C&I
4.6%
1-4 Family
48.6%
Multi-Fam
22.7%
CRE
20.1%
C&D
2.6%
Cons
4.1%
C&I
1.9%

Pro Forma Deposit Composition

Source: SNL Financial. Deposit composition and cost data for the quarter ended 9/30/2012.
Note: ISBC data presented pro forma for Marathon transaction and does not contemplate fair value accounting marks.
MRQ Cost on Deposits of 0.74%
Total Deposits of $8.7 billion
MRQ Cost of Deposits of 0.86%
Total Deposits of $1.5 billion
Pro Forma Combined
MRQ Cost of Deposits of 0.76%
Total Deposits of $10.2 billion
Resulting Company will have an additional $805 million
in non-time deposits with a cost of 0.21%
Reduces pro forma loan to deposit ratio to
approximately 108%
Investors Bancorp, Inc.
Roma Financial Corporation
Transaction
26.7%
MMDA &
Savings
36.9%
Time Deposits
36.4%
Transaction
19.6%
MMDA &
Savings
34.4%
46.1%
Time Deposits
Transaction
25.7%
MMDA &
Savings
36.6%
Time Deposits
37.8%

Pro Forma Financial Impact

Attractive Financial Impact
– Effective use of MHC structure, Investors paying 53% (1) of total tangible equity
– IRR of 17% (1)
– Roma’s loan to deposit ratio of approximately 70% allows for the potential to deploy excess cash and securities into higher yielding lending opportunities
– Transaction is expected to be accretive to 2     step minority exchange ratio
Transaction Improves Investors’ Capital Position
– Accretive to capital
•
Increases pro forma TCE ratio by approximately 30 bps
Acquisition Assumptions
– Conservative cost savings of approximately of 25% of Roma’s non-interest expense base assumed
•
No revenue synergies assumed but opportunities identified
– Pre-tax restructuring charges of approximately $23 million
– Investors conducted rigorous credit review, expects one-time gross credit mark of approximately $40 million
– Deposit and borrowings fair value premium of approximately $16 million assumed
– Core deposit intangibles of 1.0% of non-time deposits to be amortized over 10 years on a straight line basis
(1) Based on consideration paid to Roma minority shareholders.
nd

Considerations For Investors’ Shareholders

The mutual holding company structure permits Investors to purchase Roma at 53% of total tangible equity (i.e. $113 million in consideration to Roma minority shareholders compared to
$215 million in total tangible equity)
Investors is required to issue shares to Investors Bancorp, MHC, representing the purchase of stock held by Roma Financial Corporation, MHC
– These shares would be reissued in a future 2
nd
step conversion
In turn, this will result in a larger 2
nd
step conversion transaction for Investors at some point in the future as these new shares issued to the MHC are sold in a 2 nd
step conversion
– Expected to increase size of potential 2
nd
step conversion by approximately $350 million
– 2.7% accretive to both fully converted tangible value per share and minority second step exchange ratio
As a result, for accounting purposes, Investors is likely to record approximately $257
(1)
million of
goodwill
Investors expects to incur EPS dilution of approximately 11% before giving effect to deploying excess liquidity and the impact of any 2
nd
step conversion
(1) For MHC, assumes a value of $15.00 per share.

Investors Bancorp’s Track Record as an Acquiror

October 2010
Deposit Franchise of
Millennium bcpbank
17 branches in NJ, NY & MA
$600 million in deposits
0.11% deposit premium
$200 million in performing
loans
October 2009
6 NJ Branches from Banco
Popular North America
6 branches
$227 million in deposits
1.0% deposit premium
No loans acquired in the
transaction
May 2009
American Bancorp of
New Jersey
5 full-service branches
$680 million in assets
$98 million transaction value
1.01x TBV / 1.2% deposit
premium
October 2012
Marathon Banking
Corporation
13 full-service branches in NJ
and NY
$902 million in assets
$135 million transaction value
1.51x TBV / 5.8% deposit
premium
June 2008
Summit Federal
Bankshares MHC
5 full-service branches
$110 million in assets
Merger was a combination of
mutual enterprises
January 2012
Brooklyn Federal
Bancorp, Inc.
5 full-service branches
$400 million in deposits
$10.3 total deal value / $2.9
million based on minority shares
Included commercial loan
sale/hedge as a part of the
transaction